Exhibit 99

                         AGREEMENT RELATING TO FILING OF
                           JOINT STATEMENT PURSUANT TO
                 RULE 13d-1(k) UNDER THE SECURITIES ACT OF 1934

     The undersigned agree that amendment No. 9 to the Statement on Schedule 13G to which this Agreement is attached is filed on behalf of each of them. Date:
February 13, 2004

CKF BANCORP, INC.
EMPLOYEE STOCK OWNERSHIP PLAN TRUST

By Its Trustees:

/s/ W. Irvine Fox, Jr.                                        February 13, 2004
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W. Irvine Fox, Jr., as Trustee                                Date


/s/ Yvonne York Morley                                        February 13, 2004
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Yvonne York Morley, as Trustee                                Date

/s/ Jack L. Bosley                                            February 13, 2004
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Jack L. Bosley, as Trustee                                    Date


CKF BANCORP, INC.
INCENTIVE PLAN TRUST

By Its Trustees:

/s/ Yvonne York Morley                                        February 13, 2004
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Yvonne York Morley, as Trustee                                Date

/s/ Jack L. Bosley                                            February 13, 2004
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Jack L. Bosley, as Trustee                                    Date



/s/ Yvonne York Morley                                        February 13, 2004
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Yvonne York Morley, as an Individual                          Date
Stockholder

/s/ Jack L. Bosley                                            February 13, 2004
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Jack L. Bosley, as an Individual                              Date
Stockholder

/s/ W. Irvine Fox, Jr.                                        February 13, 2004
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W. Irvine Fox, Jr., as an Individual                          Date
Stockholder